UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — September 18, 2019

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14569 (Commission File Number)	76-0582150 (IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Third Amended and Restated Limited Liability Company Agreement of PAA GP Holdings LLC, as amended (the “PAGP GP LLC Agreement”), Oxy Holding Company (Pipeline), Inc. (“Oxy”) had the right to designate a director to PAA GP Holdings LLC’s (“PAGP GP”) board of directors for as long as it owned at least a 10% Qualifying Interest (as that term is defined in the PAGP GP LLC Agreement). Effective upon the closing of the Concurrent Secondary Offerings (as defined below) on September 23, 2019, Oxy will cease to own a Qualifying Interest and therefore no longer will have a PAGP GP board designation right. Accordingly, pursuant to Section 6.1(a)(iv) of the PAGP GP LLC Agreement, Oscar K. Brown, Oxy’s PAGP GP board designee, will automatically cease to be a member of the PAGP GP board.

ITEM 8.01	Other Events.

On September 18, 2019, Plains All American Pipeline, L.P. (“PAA”) and Oxy entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. relating to the offering and sale (the “PAA Secondary Offering”) by Oxy of 14,977,890 common units representing limited partner interests in PAA (the “Common Units”). The closing of the PAA Secondary Offering is expected to occur on September 23, 2019.

The Common Units will be offered and sold under the PAA shelf registration statement on Form S-3 (Registration No. 333-214778) filed with the Securities and Exchange Commission on November 23, 2016 (the “Registration Statement”), and are described in a Prospectus Supplement dated September 18, 2019 to the Prospectus dated December 7, 2016, which is included in the Registration Statement.

The closing of the offering and sale by Oxy of 15,000,000 Class A shares representing limited partner interests in Plains GP Holdings, L.P. in a concurrent underwritten public offering (together with the PAA Secondary Offering, the “Concurrent Secondary Offerings”) is also expected to occur on September 23, 2019.

The foregoing description of the PAA Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the PAA Underwriting Agreement is filed herewith as Exhibit 1.1 and is also incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated September 18, 2019, by and among Plains All American Pipeline, L.P., Oxy Holding Company (Pipeline), Inc. and Barclays Capital Inc.
5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Common Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2019

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Richard McGee
Name:	Richard McGee
Title:	Executive Vice President

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